Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events
Subsequent Events

31.Subsequent Events

●	Export prepayment

In the first quarter of 2024, the Company entered into an export prepayment agreement with financial institutions in the total amount of $120,015 with maturities between 90 and 180 days with interest rates ranging from 5.9% p.a. to 12.0% p.a.

●	Arbitration

On March 18th, 2024, the Company received an Initiation Letter of Arbitration by LG Group subsidiary, LG Energy Solution, Ltd. (“LG-ES“) from the International Centre for Dispute Resolution of the American Arbitration Association. LG-ES is alleging that Sigma Lithium is in breach of certain provisions in connection with the Term-Sheet dated October 5, 2021, relating to offtake arrangements for the purchase of lithium concentrate from the Company. The Term-Sheet was subject to, amongst other things, completion of the negotiation of definitive written agreements between the parties. The Company believes the claims are without merit. The Company has formally attributed the probability of LG prevailing in this arbitration as remote.

●	Final investment decision

The Board of Directors approved the construction of a second line, the Phase 2 Industrial Greentech Plant, with capital expenditures budgeted of $136 million. The full license to build and operate the new industrial plant (“Phase 2”) was approved by the regulatory authorities in the first quarter of 2024.

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